UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2012

      Monmouth Real Estate Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North
Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

                                (732) 577-9996

(Registrant’s telephone number, including area code)

                                          Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 28, 2012, Monmouth Real Estate Investment Corporation (the “Company”) filed with the United States Securities and Exchange Commission (“SEC”) a prospectus supplement, relating to the resale of 775,302 shares of the Company’s common stock by the “selling stockholders” named therein. The Company is filing this current report on Form 8-K to provide the opinion, dated August 28, 2012, of its counsel, Venable LLP, regarding the legality of the shares of common stock covered by the prospectus supplement. The opinion is filed as Exhibit 5.1 hereto and is incorporated herein by reference and is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, the Company’s Registration Statement on Form S-3, File No. 333-183230.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

5.1	Opinion of Venable LLP, with respect to the legality of the securities being registered.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

Dated:	August 28, 2012	By:	/s/ Kevin Miller
Kevin Miller
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP, with respect to the legality of the securities being registered.

23.1	Consent of Venable LLP (included in Exhibit 5.1).